BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Apr. 30, 2012
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES [Abstract]
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
NOTE 2 • BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of IRET and all subsidiaries in which it maintains a controlling interest. All intercompany balances and transactions are eliminated in consolidation. The Company's fiscal year ends April 30th.
The accompanying consolidated financial statements include the accounts of IRET and its general partnership interest in the Operating Partnership. The Company's interest in the Operating Partnership was 81.5% and 80.1%, respectively, as of April 30, 2012 and 2011, which includes 100% of the general partnership interest. The limited partners have a redemption option that they may exercise. Upon exercise of the redemption option by the limited partners, IRET has the option of redeeming the limited partners' interests ("Units") for IRET common shares of beneficial interest, on a one-for-one basis, or for cash payment to the unitholder. The redemption generally may be exercised by the limited partners at any time after the first anniversary of the date of the acquisition of the Units (provided, however, that not more than two redemptions by a limited partner may occur during each calendar year, and each limited partner may not exercise the redemption for less than 1,000 Units, or, if such limited partner holds less than 1,000 Units, for all of the Units held by such limited partner). Some limited partners have contractually agreed to a holding period of greater than one year.
The consolidated financial statements also reflect the ownership by the Operating Partnership of certain joint venture entities in which the Operating Partnership has a general partner or controlling interest. These entities are consolidated into IRET's other operations with noncontrolling interests reflecting the noncontrolling partners' share of ownership and income and expenses.
RECENT ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU 2011-04 amended Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures, to converge the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards ("IFRS"), and in some limited cases, changes some principles to achieve convergence between U.S. GAAP and IFRS. ASU 2011-04 results in a consistent definition of
2012 Annual Report F-8

NOTE 2 • continued
fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The amendments are to be applied prospectively for annual and interim periods beginning after December 15, 2011.  The adoption of this update on February 1, 2012 did not have a material impact on the Company's operating results or financial position, but resulted in additional fair value measurement disclosures (see Note 16).
In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of equity. ASU 2011-05 will be effective for annual and interim periods beginning after December 15, 2011. The adoption of this update on February 1, 2012 did not have a material effect on the Company's operating results or financial position. The Company has no items of other comprehensive income for the periods ended April 30, 2012, 2011 and 2010.
In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment. This standard gives entities testing goodwill for impairment the option of performing a qualitative assessment before calculating the fair value of the reporting unit (step I of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than its carrying amount, the two-step impairment test would be required. Otherwise, no further testing is required. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company plans to adopt this update for fiscal year 2013, but does not intend to use the methodology allowed by the ASU.
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
RECLASSIFICATIONS
Certain previously reported amounts have been reclassified to conform to the current financial statement presentation. The Company reports, in discontinued operations, the results of operations and the related gains or losses of a property that has either been disposed of or is classified as held for sale and otherwise meets the classification of a discontinued operation. As a result of discontinued operations, retroactive reclassifications that change prior period numbers have been made. See Note 12 for additional information. During fiscal year 2013, the Company sold two multi-family residential properties in Fargo, North Dakota and Moorhead, Minnesota, respectively, and classified a third multi-family residential property in Fargo, North Dakota, as held for sale. During fiscal year 2012, the Company sold two retail properties. Eight condominium units in Grand Chute, Wisconsin, and a retail property in Kentwood, Michigan, were classified as held for sale at April 30, 2012. During fiscal year 2011, the Company sold four apartment complexes, one industrial property, one retail property and a patio home. The results of operations for these properties are included in income from discontinued operations in the Consolidated Statements of Operations.
REAL ESTATE INVESTMENTS
Real estate investments are recorded at cost less accumulated depreciation and an adjustment for impairment, if any. Acquisitions of real estate are recorded based upon preliminary allocations of the purchase price which are subject to adjustment as additional information is obtained, but in no case more than one year after the date of acquisition. The Company allocates the purchase price based on the relative fair values of the tangible and intangible assets of an acquired property (which includes the land, building, and personal property) which are determined by valuing the
2012 Annual Report F-9

NOTE 2 • continued
property as if it were vacant and to fair value of the intangible assets (which include in-place leases.) The as-if-vacant value is allocated to land, buildings, and personal property based on management's determination of the relative fair values of these assets. The estimated fair value of the property is the amount that would be recoverable upon the disposition of the property. Techniques used to estimate fair value include discounted cash flow analysis and reference to recent sales of comparables. A land value is assigned based on the purchase price if land is acquired separately or based on estimated fair value if acquired in a merger or in a single or portfolio acquisition.
Above-market and below-market in-place lease intangibles for acquired properties are recorded at fair value based on the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease.
Other intangible assets acquired include amounts for in-place lease values that are based upon the Company's evaluation of the specific characteristics of the leases. Factors considered in the fair value analysis include an estimate of carrying costs and foregone rental income during hypothetical expected lease-up periods, considering current market conditions, and costs to execute similar leases. The Company also considers information about each property obtained during its pre-acquisition due diligence, marketing and leasing activities in estimating the relative fair value of the tangible and intangible assets acquired.
Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Company uses a 20-40 year estimated life for buildings and improvements and a 5-12 year estimated life for furniture, fixtures and equipment.
Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and improvements that improve and/or extend the useful life of the asset are capitalized and depreciated over their estimated useful life, generally five to ten years. Property sales or dispositions are recorded when title transfers and sufficient consideration has been received by the Company and the Company has no significant involvement with the property sold.
The Company periodically evaluates its long-lived assets, including its real estate investments, for impairment indicators. The judgments regarding the existence of impairment indicators are based on factors such as operational performance, market conditions, expected holding period of each asset and legal and environmental concerns. If indicators exist, the Company compares the expected future undiscounted cash flows for the long-lived asset against the carrying amount of that asset. If the sum of the estimated undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recorded for the difference between the estimated fair value and the carrying amount of the asset. If our anticipated holding period for properties, the estimated fair value of properties or other factors change based on market conditions or otherwise, our evaluation of impairment charges may be different and such differences could be material to our consolidated financial statements. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results. Plans to hold properties over longer periods decrease the likelihood of recording impairment losses.
During fiscal year 2012, the Company incurred a loss of approximately $428,000 due to impairment of two properties. The $128,000 impairment of the Company's Kentwood, Michigan, retail property was based on receipt of a market offer to purchase and the Company's intention to dispose of the property (a purchase agreement was signed by the Company in the fourth quarter of fiscal year 2012). A related impairment of $7,000 was recorded to write-off goodwill assigned to the Kentwood property. This property was classified as held for sale at April 30, 2012, and the related impairment charge for fiscal year 2012 is in discontinued operations. Also during fiscal year 2012, the Company recognized a $293,000 impairment loss on eight condominium units in Grand Chute, Wisconsin. The impairment of the condominiums was based on receipt of a market offer to purchase two of the units and the Company's intention to dispose of the units (a purchase agreement was signed by the Company in the fourth quarter of fiscal year 2012). The condominiums were classified as held for sale at April 30, 2012, and the related impairment charge for fiscal year 2012 is reported in discontinued operations. See Note 12 for additional information. No impairment losses were recorded in fiscal year 2011.
2012 Annual Report F-10

NOTE 2 • continued
During fiscal year 2010, the Company incurred a loss of $1.7 million due to impairment of three properties. The Company recorded a charge for impairment of approximately $818,000 on a commercial retail property in Ladysmith, Wisconsin, based upon receipt of a market offer to purchase and the Company's probable intention to dispose of the property. The Company recorded a charge for impairment of approximately $152,000 on its former headquarters building in Minot, North Dakota, based upon receipt and acceptance of a market offer to purchase. These two properties were subsequently sold and the related impairment charges for fiscal year 2010 are reported in discontinued operations. See Note 12 for additional information. The Company also recorded an impairment charge of approximately $708,000 on its retail property located in Kentwood, Michigan, in fiscal year 2010.  This property's tenant vacated the premises but continued to pay rent under a lease agreement that expired on October 29, 2010. Broker representations and market data for this commercial retail property provided the basis for the impairment charge. As noted above, this property was further impaired in the third quarter and classified as held for sale in the fourth quarter of fiscal 2012, and the related impairment charges for fiscal years 2012 and 2010 are reported in discontinued operations. See Note 12 for additional information.
REAL ESTATE HELD FOR SALE
Real estate held for sale is stated at the lower of its carrying amount or estimated fair value less disposal costs. The Company's determination of fair value is based on inputs management believes are consistent with those that market participants would use.  Estimates are significantly impacted by estimates of sales price, selling velocity, and other factors. Due to uncertainties in the estimation process, actual results could differ from such estimates. Depreciation is not recorded on assets classified as held for sale.
U.S. GAAP requires management to make certain significant judgments as to the classification of any of our properties as held for sale on the balance sheet. The Company makes a determination as to the point in time that it is probable that a sale will be consummated. It is not unusual for real estate sales contracts to allow potential buyers a period of time to evaluate the property prior to formal acceptance of the contract. In addition, certain other matters critical to the final sale, such as financing arrangements, often remain pending even upon contract acceptance. As a result, properties under contract may not close within the expected time period, or may not close at all. Due to these uncertainties, it is not likely that the Company can meet the criteria of the current accounting principles governing the classification of properties as held for sale prior to a sale formally closing. Therefore, any properties categorized as held for sale represent only those properties that management has determined are probable to close within the requirements set forth in current accounting principles. Eight condominium units in Grand Chute, Wisconsin, and a retail property in Kentwood, Michigan, were classified as held for sale at April 30, 2012.
The Company reports, in discontinued operations, the results of operations and the related gains or losses of a property that has either been disposed of or is classified as held for sale and otherwise meets the classification of a discontinued operation.
IDENTIFIED INTANGIBLE ASSETS AND LIABILITIES AND GOODWILL
Upon acquisition of real estate, the Company records the intangible assets and liabilities acquired (for example, if the leases in place for the real estate property acquired carry rents above the market rent, the difference is classified as an intangible asset) at their estimated fair value separate and apart from goodwill.  The Company amortizes identified intangible assets and liabilities that are determined to have finite lives based on the period over which the assets and liabilities are expected to affect, directly or indirectly, the future cash flows of the real estate property acquired (generally the life of the lease).  In the twelve months ended April 30, 2012 and 2011, respectively, the Company added approximately $416,000 and $6.5 million of new intangible assets and $0 and $32,000 of new intangible liabilities. The weighted average lives of the intangible assets and intangible liabilities acquired in the twelve months ended April 30, 2012 and 2011 are 10.0 years and 9.5 years, respectively.  Amortization of intangibles related to above or below-market leases is recorded in real estate rentals in the Consolidated Statements of Operations. Amortization of other intangibles is recorded in depreciation/amortization related to real estate investments in the Consolidated Statements of Operations. Intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.  An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its estimated fair value.
2012 Annual Report F-11

NOTE 2 • continued
The excess of the cost of an acquired business over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed is recorded as goodwill. The Company's goodwill has an indeterminate life and is not amortized, but is tested for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill book value as of April 30, 2012 and 2011 was $1.1 million. The annual reviews of goodwill compared the fair value of the business units that have been assigned goodwill to their carrying value (investment cost less accumulated depreciation), with the results for these periods indicating no impairment. During fiscal year 2012 the impairment of a Kentwood, Michigan, retail property indicated that goodwill assigned to the property was also impaired. Accordingly, an approximately $7,000 impairment to goodwill was recognized. In fiscal year 2011 the Company disposed of four multi-family residential properties that had goodwill assigned, and as result, approximately $261,000 of goodwill was derecognized.
PROPERTY AND EQUIPMENT
Property and equipment consists of the equipment contained at IRET's headquarters in Minot, North Dakota, corporate offices in Minneapolis and St. Cloud, Minnesota, and additional property management offices in Kansas, Minnesota, Missouri, Montana, Nebraska, North Dakota and South Dakota. The balance sheet reflects these assets at cost, net of accumulated depreciation. As of April 30, 2012 and 2011, property and equipment cost was $2.9 million. Accumulated depreciation was $1.4 million and $1.2 million as of April 30, 2012 and 2011, respectively.
MORTGAGE LOANS RECEIVABLE
Mortgage loans receivable (which include contracts for deed) are stated at the outstanding principal balance, net of an allowance for uncollectibility. Interest income is accrued and reflected in the balance sheet. Non-performing loans are recognized as impaired. The Company evaluates the collectibility of both interest and principal of each of its loans, if circumstances warrant, to determine whether the loan is impaired. A loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the existing contractual terms. An allowance is recorded to reduce impaired loans to their estimated fair value. Interest on impaired loans is recognized on a cash basis.
CASH AND CASH EQUIVALENTS
Cash and cash equivalents include all cash and highly liquid investments purchased with maturities of three months or less. Cash and cash equivalents consist of the Company's bank deposits and short-term investment certificates acquired subject to repurchase agreements, and the Company's deposits in a money market mutual fund.
COMPENSATING BALANCES AND OTHER INVESTMENTS; LENDER HOLDBACKS
The Company maintains compensating balances, not restricted as to withdrawal, with several financial institutions in connection with financing received from those institutions and/or to ensure future credit availability. At April 30, 2012, the Company's compensating balances consisted of the following: Dacotah Bank, Minot, North Dakota, deposit of $350,000; United Community Bank, Minot, North Dakota, deposit of $275,000; Commerce Bank, A Minnesota Banking Corporation, deposit of $250,000; First International Bank, Watford City, North Dakota, deposit of $6.1 million; Peoples State Bank of Velva, North Dakota, deposit of $225,000; Equity Bank, Minnetonka, Minnesota, deposit of $300,000; Associated Bank, Green Bay, Wisconsin, deposit of $500,000; Venture Bank, Eagan, Minnesota, deposit of $500,000, and American National Bank, Omaha, Nebraska, deposit of $400,000. The deposits at United Community Bank and Equity Bank and a portion of the deposit at Dacotah Bank are held as certificates of deposit and comprise the $634,000 in other investments on the Consolidated Balance Sheets. The certificates of deposit have remaining terms of less than two years and the Company intends to hold them to maturity.
The Company has a number of mortgage loans under which the lender retains a portion of the loan proceeds for the payment of construction costs or tenant improvements, and additionally has two construction loans (for the Company's Trinity build-to-suit project and Jamestown Theater expansion project) under which the lender held back a portion of the loan proceeds for release against specified construction milestones. The decrease of $5.7 million in lender holdbacks for improvements reflected in the Consolidated Statements of Cash Flows for the fiscal year ended

2012 Annual Report F-12

NOTE 2 • continued
April 30, 2012 is due primarily to the release of loan proceeds to the Company upon completion of these construction milestones and tenant improvement projects, while the increase of $1.7 million represents additional amounts retained by lenders.
ALLOWANCE FOR DOUBTFUL ACCOUNTS
Management evaluates the appropriate amount of the allowance for doubtful accounts by assessing the recoverability of individual real estate mortgage loans and rent receivables, through a comparison of their carrying amount with their estimated realizable value. Management considers tenant financial condition, credit history and current economic conditions in establishing these allowances. Receivable balances are written off when deemed uncollectible. Recoveries of receivables previously written off, if any, are recorded when received. A summary of the changes in the allowance for doubtful accounts for fiscal years ended April 30, 2012, 2011 and 2010 is as follows:
	(in thousands)
	2012	2011	2010
Balance at beginning of year	$1,316	$1,172	$1,131
Provision	298	733	1,399
Write-off	(251)	(589)	(1,358)
Balance at close of year	$1,363	$1,316	$1,172
TAX, INSURANCE, AND OTHER ESCROW
Tax, insurance, and other escrow includes funds deposited with a lender for payment of real estate tax and insurance, and reserves for funds to be used for replacement of structural elements and mechanical equipment of certain projects. The funds are under the control of the lender. Disbursements are made after supplying written documentation to the lender.
REAL ESTATE DEPOSITS
Real estate deposits include funds held by escrow agents to be applied toward the purchase of real estate or the payment of loan costs associated with loan placement or refinancing.
DEFERRED LEASING AND LOAN ACQUISITION COSTS
Costs and commissions incurred in obtaining tenant leases are amortized on the straight-line method over the terms of the related leases. Costs incurred in obtaining long-term financing are amortized to interest expense over the life of the loan using the straight-line method, which approximates the effective interest method.
INCOME TAXES
IRET operates in a manner intended to enable it to continue to qualify as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended.  Under those sections, a REIT which distributes at least 90% of its REIT taxable income as a dividend to its shareholders each year and which meets certain other conditions will not be taxed on that portion of its taxable income which is distributed to shareholders. For the fiscal years ended April 30, 2012, 2011 and 2010, the Company distributed in excess of 90% of its taxable income and realized capital gains from property dispositions within the prescribed time limits; accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate rates (including any alternative minimum tax) and may not be able to qualify as a REIT for the four subsequent taxable years.  Even as a REIT, the Company may be subject to certain state and local income and property taxes, and to federal income and excise taxes on undistributed taxable income.  In general, however, if the Company qualifies as a REIT, no provisions for federal income taxes are necessary except for taxes on undistributed REIT taxable income and taxes on the income generated by a taxable REIT subsidiary (TRS). The Company currently has no TRS.
2012 Annual Report F-13

NOTE 2 • continued
IRET conducts its business activity as an Umbrella Partnership Real Estate Investment Trust ("UPREIT") through its Operating Partnership. UPREIT status allows IRET to accept the contribution of real estate in exchange for Units. Generally, such a contribution to a limited partnership allows for the deferral of gain by an owner of appreciated real estate.
Distributions for the calendar year ended December 31, 2011 were characterized, for federal income tax purposes, as 18.04% ordinary income, 37.48% capital gain and 44.48% return of capital.  Distributions for the calendar year ended December 31, 2010 were characterized, for federal income tax purposes, as 28.53% ordinary income and 71.47% return of capital.
REVENUE RECOGNITION
Residential rental properties are leased under operating leases with terms generally of one year or less. Commercial properties are leased under operating leases to tenants for various terms generally exceeding one year. Lease terms often include renewal options. Rental revenue is recognized on the straight-line basis, which averages minimum required rents over the terms of the leases. Rents recognized in advance of collection are reflected as receivable arising from straight-lining of rents, net of allowance for doubtful accounts.  Rent concessions, including free rent, are amortized on a straight-line basis over the terms of the related leases.
Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. IRET receives payments for these reimbursements from substantially all of its tenants at multi-tenant commercial properties throughout the year.
A number of the commercial leases provide for a base rent plus a percentage rent based on gross sales in excess of a stipulated amount. These percentage rents are recorded once the required sales level is achieved.
Interest on mortgage loans receivable is recognized in income as it accrues during the period the loan is outstanding. In the case of non-performing loans, income is recognized as discussed above in the Mortgage Loans Receivable section of this Note 2.
NET INCOME PER SHARE
Basic net income per share is computed as net income available to common shareholders divided by the weighted average number of common shares outstanding for the period. The Company has no potentially dilutive financial interests; the potential exchange of Units for common shares will have no effect on net income per share because Unitholders and common shareholders effectively share equally in the net income of the Operating Partnership.
INVOLUNTARY CONVERSION OF ASSETS
As previously reported, Minot, North Dakota, where IRET's corporate headquarters is located, experienced significant flooding in June 2011, resulting in extensive damage to the Arrowhead Shopping Center and to the Chateau Apartments property, which consists of two 32-unit buildings.  Additionally, on February 22, 2012, one of the buildings of the Chateau Apartments property, which had been undergoing restoration work following the flood, was completely destroyed by fire. The Company expects to rebuild the destroyed building but has no firm estimates at this time for costs or expected completion date of such rebuilding. The property is insured and the Company expects the losses to be covered under its insurance policy, subject to a deductible of $200,000 for each event. The Company expensed $400,000 in fiscal year 2012 for the flood and fire deductibles. The remaining 32 units in Chateau Apartments were available for leasing in the first quarter of fiscal year 2013. Arrowhead Shopping Center is currently in various stages of re-leasing.  Costs related to clean-up, redevelopment and loss of rents for Arrowhead Shopping Center and Chateau Apartments from the June 2011 flood are being reimbursed to the Company by its insurance carrier, less the Company's deductible of $200,000 under the policy.  As of April 30, 2012, for the Arrowhead and Chateau flood loss the Company had received or confirmed pending receipt of $5.7 million of insurance proceeds for flood clean-up costs and redevelopment and approximately $666,000 reimbursement for business interruption (loss of rents).  Reimbursement for business interruption is included within real estate rentals in the Consolidated Statements of Operations.
2012 Annual Report F-14

NOTE 2 • continued
In regard to Arrowhead Shopping Center, the total insurance proceeds for redevelopment at April 30, 2012 exceeded the estimated basis in the assets requiring replacement, resulting in the recognition of approximately $274,000 in gain from involuntary conversion in fiscal year 2012. IRET expects final settlement of the Arrowhead insurance claim to occur in the second quarter of fiscal year 2013. The Company is currently unable to estimate whether and to what extent there may be a gain or loss on involuntary conversion due to the Chateau Apartments fire.